Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Community Partners Bancorp (the “Company”) for the fiscal quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of theSecurities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, thefinancial condition and results of operations of the Company.

/s/ CHARLES T. PARTON
Name:	Charles T. Parton
Title:	Interim President and Chief Executive Officer
Date:	May 15, 2009

/s/ MICHAEL J. GORMLEY
Name:	Michael J. Gormley
Title:	Executive Vice President, Chief Operating Officer
and Chief Financial Officer
(Principal Financial Officer)
Date:	May 15, 2009